UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2017

Rex Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

366 Walker Drive State College, Pennsylvania	16801
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (814) 278-7267

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Senior Credit Agreement

Effective as of January 11, 2017, Rex Energy Corporation (the “Company”) entered into a Twelfth Amendment (the “Twelfth Amendment”) to the Amended and Restated Credit Agreement dated as of March 27, 2013 (as amended, modified or supplemented, the “Credit Agreement”) among the Company; each of the guarantors; Royal Bank of Canada, as administrative agent for the lenders; and the other lenders signatory thereto.

The Twelfth Amendment amends certain provisions of the Credit Agreement to, among other things, (i) provide that there will be no adjustment to the borrowing base upon the completion of the anticipated sale of assets in the Company’s Warrior South Area (located in Guernsey, Noble and Belmont Counties, OH), with the effect that the borrowing base remains at its current level of $190,000,000 pending the next redetermination; and (ii) reduce the commitment level for letters of credit within the Credit Agreement to the greater of (a) forty million dollars ($40,000,000) and (b) (x) fifty million dollars ($50,000,000) minus (y) an amount equal to the portion of the face amount of all Surety LCs (as defined in the Credit Agreement) reduced or terminated on or after the Twelfth Amendment Effective Date in excess of $10,000,000 in the aggregate.

The foregoing descriptions of the Twelfth Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the agreement. A copy of the Eleventh Amendment will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2017.

Item 7.01.	Regulation FD Disclosure.

On January 11, 2017, the Company issued a press release announcing that it has completed its previously announced divesture of substantially all of its oil and gas interests and related assets located in the Warrior South Area (Guernsey, Noble and Belmont Counties, OH). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on January 17, 2017, the Company issued a press release regarding its projected financial and operational plans for 2017 and 2018, and posted presentation materials related to its plans, and an updated Corporate Presentation, to its website. A copy of the press release is attached as Exhibit 99.2 and a copy of the supplemental presentation materials is attached as Exhibit 99.3 to this Current Report on Form 8-K and both are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information under this heading, including the related Exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Rex Energy Corporation dated January 11, 2017.

99.2	Press Release of Rex Energy Corporation dated January 17, 2017.

99.3	Presentation Materials regarding 2017 and 2018 Projected Financial and Operational Plans dated January 17, 2017

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Rex Energy has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Senior Vice President, General Counsel and Secretary

Date: January 17, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Rex Energy Corporation dated January 11, 2017.

99.2	Press Release of Rex Energy Corporation dated January 17, 2017.

99.3	Presentation Materials regarding 2017 and 2018 Projected Financial and Operational Plans dated January 17, 2017